FINANCIAL STATEMENTS

Security Varilife Separate Account

Year Ended December 31, 2022

With Report of Independent Registered Public Accounting Firm

Security Varilife Separate Account

Financial Statements

Year Ended December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of Security Varilife Separate Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Security Varilife Separate Account (the Separate Account), as of December 31, 2022 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1993.

Kansas City, Missouri

April 26, 2023

Appendix

Subaccounts listed that comprising Security Varilife Separate Account

Subaccounts	Statements of operations and changes in net assets

Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2022

Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2022

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2022

Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2022

Invesco V.I. Government Money Market Fund	For each of the two years in the period ended December 31, 2022

Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2022

Security Varilife Separate Account

Statements of Net Assets

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values
Guggenheim VIF All Cap Value	21,206	$637,003	$709,752	$709,752	9,590	$73.98
Guggenheim VIF Large Cap Value	11,622	382,894	479,294	479,294	8,716	54.95
Guggenheim VIF Managed Asset Allocation	11,132	265,494	289,209	289,209	7,297	39.64
Guggenheim VIF StylePlus Large Core	28,145	994,599	917,805	917,805	16,965	54.08
Guggenheim VIF StylePlus Mid Growth	22,625	984,861	833,060	833,060	9,504	87.65
Guggenheim VIF Total Return Bond	3,245	52,112	45,334	45,334	2,159	20.99
Guggenheim VIF World Equity Income	34,582	418,444	427,775	427,775	8,303	51.52
Invesco V.I. Government Money Market	81,385	81,385	81,385	81,385	8,441	9.64
Neuberger Berman AMT Sustainable Equity	3,257	81,083	87,655	87,655	2,095	41.84

The accompanying notes are an integral part of these financial statements.

Security Varilife Separate Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Large Cap Value	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2020	$499,475	$396,234	$318,542

Investment income (loss):
Dividend distributions	10,501	9,324	2,372
Investment Expenses:
Mortality and expense risk and administrative charges	(7,458)	(5,742)	(4,234)

Net investment income (loss)	3,043	3,582	(1,862)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,041	25	22,666
Realized capital gain (loss) on investments	3,455	5,295	3,124
Change in unrealized appreciation (depreciation)	118,366	91,385	11,232

Net gain (loss) on investments	124,862	96,705	37,022

Net increase (decrease) in net assets from operations	127,905	100,287	35,160

Contract owner transactions:
Variable annuity deposits	26,089	12,109	5,560
Terminations, withdrawals and annuity payments	(9)	(2,740)	—
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(11,457)	(11,851)	(6,482)

Increase (decrease) in net assets from contract transactions	14,623	(2,482)	(922)

Total increase (decrease) in net assets	142,528	97,805	34,238

Net assets as of December 31, 2021	$642,003	$494,039	$352,780

Investment income (loss):
Dividend distributions	8,016	6,238	2,490
Investment Expenses:
Mortality and expense risk and administrative charges	(8,706)	(6,022)	(3,822)

Net investment income (loss)	(690)	216	(1,332)

Increase (decrease) in net assets from operations:
Capital gain distributions	74,641	43,513	29,028
Realized capital gain (loss) on investments	2,894	3,681	1,686
Change in unrealized appreciation (depreciation)	(94,166)	(59,988)	(91,407)

Net gain (loss) on investments	(16,631)	(12,794)	(60,693)

Net increase (decrease) in net assets from operations	(17,321)	(12,578)	(62,025)

Contract owner transactions:
Variable annuity deposits	20,971	10,367	4,913
Terminations, withdrawals and annuity payments	(9)	—	—
Transfers between subaccounts, net	76,820	1	2
Maintenance charges and mortality adjustments	(12,712)	(12,535)	(6,461)

Increase (decrease) in net assets from contract transactions	85,070	(2,167)	(1,546)

Total increase (decrease) in net assets	67,749	(14,745)	(63,571)

Net assets as of December 31, 2022	$709,752	$479,294	$289,209

The accompanying notes are an integral part of these financial statements.

4

Security Varilife Separate Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2020	$963,471	$1,156,356	$53,058

Investment income (loss):
Dividend distributions	7,753	6,351	888
Investment Expenses:
Mortality and expense risk and administrative charges	(13,517)	(15,618)	(658)

Net investment income (loss)	(5,764)	(9,267)	230

Increase (decrease) in net assets from operations:
Capital gain distributions	108,033	166,104	1,448
Realized capital gain (loss) on investments	21,602	14,957	171
Change in unrealized appreciation (depreciation)	130,955	(30,506)	(2,737)

Net gain (loss) on investments	260,590	150,555	(1,118)

Net increase (decrease) in net assets from operations	254,826	141,288	(888)

Contract owner transactions:
Variable annuity deposits	29,262	22,343	2,006
Terminations, withdrawals and annuity payments	(30,300)	(15)	—
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(27,905)	(32,687)	(1,519)

Increase (decrease) in net assets from contract transactions	(28,943)	(10,359)	487

Total increase (decrease) in net assets	225,883	130,929	(401)

Net assets as of December 31, 2021	$1,189,354	$1,287,285	$52,657

Investment income (loss):
Dividend distributions	5,520	3,345	1,458
Investment Expenses:
Mortality and expense risk and administrative charges	(12,509)	(11,494)	(607)

Net investment income (loss)	(6,989)	(8,149)	851

Increase (decrease) in net assets from operations:
Capital gain distributions	261,589	242,288	115
Realized capital gain (loss) on investments	4,497	21,363	(300)
Change in unrealized appreciation (depreciation)	(516,186)	(611,362)	(10,159)

Net gain (loss) on investments	(250,100)	(347,711)	(10,344)

Net increase (decrease) in net assets from operations	(257,089)	(355,860)	(9,493)

Contract owner transactions:
Variable annuity deposits	28,860	19,301	1,936
Terminations, withdrawals and annuity payments	(15,287)	(6,259)	(2,543)
Transfers between subaccounts, net	(36)	(81,052)	4,243
Maintenance charges and mortality adjustments	(27,997)	(30,355)	(1,466)

Increase (decrease) in net assets from contract transactions	(14,460)	(98,365)	2,170

Total increase (decrease) in net assets	(271,549)	(454,225)	(7,323)

Net assets as of December 31, 2022	$917,805	$833,060	$45,334

The accompanying notes are an integral part of these financial statements.

5

Security Varilife Separate Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021, Except as Noted

	Guggenheim VIF World Equity Income	Invesco V.I. Government Money Market	Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2020	$341,059	$82,134	$91,187

Investment income (loss):
Dividend distributions	6,246	5	181
Investment Expenses:
Mortality and expense risk and administrative charges	(5,054)	(1,019)	(1,274)

Net investment income (loss)	1,192	(1,014)	(1,093)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,986
Realized capital gain (loss) on investments	3,668	—	584
Change in unrealized appreciation (depreciation)	65,542	—	18,170

Net gain (loss) on investments	69,210	—	20,740

Net increase (decrease) in net assets from operations	70,402	(1,014)	19,647

Contract owner transactions:
Variable annuity deposits	44,607	3,293	38
Terminations, withdrawals and annuity payments	(19)	—	—
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(11,624)	(2,867)	(812)

Increase (decrease) in net assets from contract transactions	32,964	426	(774)

Total increase (decrease) in net assets	103,366	(588)	18,873

Net assets as of December 31, 2021	$444,425	$81,546	$110,060

Investment income (loss):
Dividend distributions	9,527	1,011	115
Investment Expenses:
Mortality and expense risk and administrative charges	(5,279)	(1,011)	(1,171)

Net investment income (loss)	4,248	—	(1,056)

Increase (decrease) in net assets from operations:
Capital gain distributions	88,668	—	8,755
Realized capital gain (loss) on investments	2,091	—	390
Change in unrealized appreciation (depreciation)	(140,324)	—	(29,694)

Net gain (loss) on investments	(49,565)	—	(20,549)

Net increase (decrease) in net assets from operations	(45,317)	—	(21,605)

Contract owner transactions:
Variable annuity deposits	41,318	2,693	37
Terminations, withdrawals and annuity payments	(19)	—	—
Transfers between subaccounts, net	1	—	—
Maintenance charges and mortality adjustments	(12,633)	(2,854)	(837)

Increase (decrease) in net assets from contract transactions	28,667	(161)	(800)

Total increase (decrease) in net assets	(16,650)	(161)	(22,405)

Net assets as of December 31, 2022	$427,775	$81,385	$87,655

The accompanying notes are an integral part of these financial statements.

6

Security Varilife Separate Account

Notes to Financial Statements

December  31, 2022

1. Organization and Significant Accounting Policies

Security Varilife Separate Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. All activity in the account relates to Security Elite Benefit, a variable life product sold by SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF All Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Large Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Guggenheim VIF World Equity Income	—	Security Investors, LLC	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

7

Security Varilife Separate Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2022, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF All Cap Value	$176,475	$17,454
Guggenheim VIF Large Cap Value	56,004	14,442
Guggenheim VIF Managed Asset Allocation	35,409	9,259
Guggenheim VIF StylePlus Large Core	279,306	39,166
Guggenheim VIF StylePlus Mid Growth	255,850	120,076
Guggenheim VIF Total Return Bond	7,623	4,487
Guggenheim VIF World Equity Income	134,402	12,819
Invesco V.I. Government Money Market	3,556	3,717
Neuberger Berman AMT Sustainable Equity	8,905	2,006

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

As of December 31, 2022, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

8

Security Varilife Separate Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2022.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.90% of the average daily net asset value of each contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.35% of the average daily net assets of each account.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state and local premium taxes is deducted from each premium payment as provided by pertinent state law.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

A deduction for cost of insurance and cost of any riders is made monthly and is equal to a current cost of insurance rate multiplied by the net amount at risk under a policy at the beginning of the policy month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the policy month divided by 1.0032737, less the accumulated value at the beginning of the month.

9

Security Varilife Separate Account

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2022 and 2021, were as follows:

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF All Cap Value	1,269	(144)	1,125	352	(144)	208
Guggenheim VIF Large Cap Value	132	(171)	(39)	242	(296)	(54)
Guggenheim VIF Managed Asset Allocation	112	(148)	(36)	107	(128)	(21)
Guggenheim VIF StylePlus Large Core	271	(529)	(258)	351	(831)	(480)
Guggenheim VIF StylePlus Mid Growth	128	(1,099)	(971)	115	(204)	(89)
Guggenheim VIF Total Return Bond	260	(178)	82	77	(58)	19
Guggenheim VIF World Equity Income	737	(176)	561	753	(154)	599
Invesco V.I. Government Money Market	279	(295)	(16)	338	(293)	45
Neuberger Berman AMT Sustainable Equity	1	(19)	(18)	1	(17)	(16)

10

Security Varilife Separate Account

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2022, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF All Cap Value
2022	9,590	73.98	709,752	0.01	1.25	(2.40)
2021	8,465	75.80	642,003	0.02	1.25	25.37
2020	8,257	60.46	499,475	0.02	1.25	0.60
2019	6,996	60.10	420,679	1.51	1.25	22.20
2018	6,718	49.18	330,603	1.17	1.25	(11.75)
Guggenheim VIF Large Cap Value
2022	8,716	54.95	479,294	0.01	1.25	(2.55)
2021	8,755	56.39	494,039	0.02	1.25	25.45
2020	8,809	44.95	396,234	0.02	1.25	0.92
2019	7,610	44.54	339,198	1.77	1.25	20.31
2018	7,617	37.02	282,222	1.41	1.25	(10.67)
Guggenheim VIF Managed Asset Allocation
2022	7,297	39.64	289,209	0.01	1.25	(17.61)
2021	7,333	48.11	352,780	0.01	1.25	11.06
2020	7,354	43.32	318,542	0.01	1.25	11.19
2019	8,804	38.96	342,980	1.72	1.25	18.60
2018	9,431	32.85	309,786	1.44	1.25	(6.91)
Guggenheim VIF StylePlus Large Core
2022	16,965	54.08	917,805	0.01	1.25	(21.67)
2021	17,223	69.04	1,189,354	0.01	1.25	26.89
2020	17,703	54.41	963,471	0.02	1.25	17.29
2019	17,596	46.39	816,432	2.18	1.25	28.36
2018	17,860	36.14	645,640	1.70	1.25	(7.74)

11

Security Varilife Separate Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF StylePlus Mid Growth
2022	9,504	87.65	833,060	0.00	1.25	(28.68)
2021	10,475	122.89	1,287,285	0.01	1.25	12.26
2020	10,564	109.47	1,156,356	0.01	1.25	30.46
2019	12,256	83.91	1,028,373	0.87	1.25	31.05
2018	12,405	64.03	794,288	1.44	1.25	(8.27)
Guggenheim VIF Total Return Bond
2022	2,159	20.99	45,334	0.03	1.25	(17.17)
2021	2,077	25.34	52,657	0.02	1.25	(1.67)
2020	2,058	25.77	53,058	0.02	1.25	12.78
2019	1,933	22.85	44,182	2.70	1.25	3.16
2018	1,916	22.15	42,446	4.38	1.25	(0.14)
Guggenheim VIF World Equity Income
2022	8,303	51.52	427,775	0.02	1.25	(10.24)
2021	7,742	57.40	444,425	0.02	1.25	20.21
2020	7,143	47.75	341,059	0.02	1.25	5.32
2019	16,797	45.34	761,498	2.84	1.25	19.88
2018	16,392	37.82	619,859	3.03	1.25	(9.30)
Invesco V.I. Government Money Market
2022	8,441	9.64	81,385	0.01	1.25	—
2021	8,457	9.64	81,546	0.00	1.25	(1.23)
2020	8,412	9.76	82,134	0.00	1.25	(1.11)
2019	8,377	9.87	82,645	1.62	1.25	0.41
2018	8,365	9.83	82,220	1.28	1.25	—
Neuberger Berman AMT Sustainable Equity
2022	2,095	41.84	87,655	0.00	1.25	(19.66)
2021	2,113	52.08	110,060	0.00	1.25	21.63
2020	2,129	42.82	91,187	0.01	1.25	17.80
2019	763	36.35	27,747	0.29	1.25	23.98
2018	772	29.32	22,644	0.23	1.25	(7.10)

12

Security Varilife Separate Account

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

13

C O N S O L I D A T E D  F I N A N C I A L  S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries

Years Ended December 31, 2022, 2021 and 2020

With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Years Ended December 31, 2022, 2021, and 2020

Ernst & Young LLP One Kansas City Place Suite 2500 1200 Main Street Kansas City, MO 64105-2143	Tel: +1 816 474 5200 Fax: +1 816 480 5369 ey.com

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

Opinion

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained in sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

A member firm of Ernst & Young Global Limited	1

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgement and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and preform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

A member firm of Ernst & Young Global Limited	2

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2023

A member firm of Ernst & Young Global Limited	3

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2022	2021

	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($35,049.9 million and $31,516.6 million in amortized cost for 2022 and 2021, respectively; includes $1,815.7 million and $2,502.2 million related to consolidated variable interest entities for 2022 and 2021, respectively)	$33,044,201	$31,844,528
Trading fixed maturities at fair value	51,955	58,442
Equity securities at fair value	610,428	639,117
Notes receivable from related parties	1,692,107	2,834,303
Mortgage loans	785,987	998,900
Policy loans	66,308	68,386
Cash and cash equivalents (includes $10.9 million and $29.5 million related to consolidated variable interest entities for 2022 and 2021, respectively)	1,276,213	789,317
Short-term investments	692,835	452,537
Call options	330,501	820,333
Other invested assets	2,383,387	2,136,731

Total investments	40,933,922	40,642,594
Accrued investment income (includes $24.8 million and $21.3 million related to consolidated variable interest entities for 2022 and 2021, respectively)	689,023	525,406
Accounts receivable	320,205	474,884
Reinsurance recoverable	7,481,844	7,023,275
Deferred income tax asset	141,163	—
Property and equipment, net	47,107	48,657
Deferred policy acquisition costs	1,301,251	779,546
Deferred sales inducement costs	385,580	241,262
Value of business acquired	1,168,312	1,029,077
Goodwill	96,941	96,941
Other assets	272,469	219,937
Separate account assets	5,131,121	5,707,444

Total assets	$57,968,938	$56,789,023

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31,
	2022	2021

	(In Thousands, except as noted)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$38,249,148	$37,244,930
Funds withheld and held liability	5,680,690	5,428,191
Accounts payable and accrued expenses (includes $3.4 million and $2.7 million related to consolidated variable interest entities for 2022 and 2021, respectively)	120,945	337,097
Deferred income tax liability	—	170,319
Surplus notes	115,367	116,379
Mortgage debt	—	2,087
Debt from consolidated variable interest entities	148,779	192,429
Option collateral	512,640	766,402
Other liabilities	508,232	248,544
Repurchase agreements	900,379	45,674
Separate account liabilities	5,131,121	5,707,444

Total liabilities	51,367,301	50,259,496

Stockholder’s equity:
Common stock, $10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	3,959,107	3,659,107
Accumulated other comprehensive income (loss)	(902,354)	240,414
Retained earnings	3,537,884	2,623,006

Total stockholder’s equity	6,601,637	6,529,527

Total liabilities and stockholder’s equity	$57,968,938	$56,789,023

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Revenues:
Net investment income	$2,038,760	$1,943,765	$1,753,167
Asset-based and administrative fees	69,912	80,086	68,202
Other product charges	237,203	235,928	223,572
Change in fair value of options, futures and swaps	(688,811)	605,835	88,796
Net realized/unrealized gains (losses), excluding impairment losses on available for sale securities	247,723	399,279	141,216
Total other-than-temporary impairment losses on available for sale securities and other invested assets	(5,659)	(19,465)	(16,165)
Other revenues	113,888	93,943	86,644

Total revenues	2,013,016	3,339,371	2,345,432

Benefits and expenses:
Index credits and interest credited to account balances	404,318	921,703	595,211
Change in fixed index annuity embedded derivative and related benefits	(354,962)	(139,349)	(77,707)
Other benefits	129,991	413,350	529,395

Total benefits	179,347	1,195,704	1,046,899

Commissions and other operating expenses	395,928	396,253	324,980
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest	88,617	387,607	338,585
Interest expense	81,044	9,192	48,651

Total benefits and expenses	744,936	1,988,756	1,759,115

Income before income tax expense	1,268,080	1,350,615	586,317
Income tax expense	253,202	277,626	116,510

Net income	$1,014,878	$1,072,989	$469,807

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Net income	$1,014,878	$1,072,989	$469,807
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on available for sale securities	(1,755,789)	213,018	798
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business acquired and deferred sales inducement costs	347,925	(33,742)	10,856
Policy reserves and annuity account values	265,096	(49,633)	60,858

Total other comprehensive income (loss), net of tax	(1,142,768)	129,643	72,512

Comprehensive income (loss)	$(127,890)	$1,202,632	$542,319

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total

	(In Thousands)
Balance at January 1, 2020	$7,000	$2,878,715	$38,259	$1,143,523	$4,067,497
Net income	—	—	—	469,807	469,807
Other comprehensive income (loss), net	—	—	72,512	—	72,512
Contribution from parent	—	580,392	—	—	580,392
Dividends paid	—	—	—	(63,313)	(63,313)

Balance at December 31, 2020	7,000	3,459,107	110,771	1,550,017	5,126,895
Net income	—	—	—	1,072,989	1,072,989
Other comprehensive income (loss), net	—	—	129,643	—	129,643
Contribution from parent	—	200,000	—	—	200,000

Balance at December 31, 2021	7,000	3,659,107	240,414	2,623,006	6,529,527
Net income	—	—	—	1,014,878	1,014,878
Other comprehensive income (loss), net	—	—	(1,142,768)	—	(1,142,768)
Contribution from parent	—	300,000	—	—	300,000
Dividends paid	—	—	—	(100,000)	(100,000)

Balance at December 31, 2022	$7,000	$3,959,107	$(902,354)	$3,537,884	$6,601,637

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Operating activities
Net income	$1,014,878	$1,072,989	$469,807
Adjustments to reconcile net income to net cash and cash equivalents provided by operating activities:
Index credits and interest credited to account balances	404,318	921,703	595,211
Policy acquisition costs deferred	(336,381)	(197,024)	(446,737)
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest	88,617	387,607	338,585
Net realized/unrealized losses (gains) of investments	(242,064)	(379,814)	(125,051)
Change in fair value of options, futures and swaps	688,811	(605,835)	(88,796)
Change in fixed index annuity embedded derivative and related benefits	(354,962)	(139,349)	(77,707)
Amortization of investment premiums and discounts	(24,163)	(53,590)	(11,096)
Depreciation and amortization	11,902	11,776	7,410
Change in reinsurance activity, net	251,166	72,964	65,021
Deferred income taxes	(7,709)	127,657	(2,638)
Change in annuity guarantees	112,284	419,244	527,752
Change in accounts receivable	169,750	(374,136)	(39,431)
Change in investment income due and accrued	(189,574)	(357,901)	(77,144)
Change in accounts payable	(47,408)	1,410	67,615
Change in other liabilities	127,918	16,067	(34,826)
Other changes in operating assets and liabilities	(55,525)	21,942	(59,684)

Net cash and cash equivalents provided by (used in) operating activities	1,611,858	945,710	1,108,291

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	9,295,573	13,537,160	8,251,650
Mortgage loans	296,179	406,236	782,894
Call options	166,257	665,519	316,425
Notes receivable from related parties	6,609,085	4,930,847	4,371,555
Net sales (purchases) of trading fixed maturities at fair value	(10,130)	25,692	23,275
Other invested assets	445,505	412,203	40,133

	16,802,469	19,977,657	13,785,932
Acquisitions of investments:
Fixed maturities available for sale	(12,598,386)	(15,511,898)	(12,456,030)
Mortgage loans	(127,675)	(161,497)	(748,872)
Call options	(581,798)	(20,000)	(308,625)
Notes receivable from related parties	(5,511,951)	(6,404,040)	(4,762,417)
Net sales (purchases) of equity securities at fair value	(74,556)	(223,989)	(88,973)
Other invested assets	(419,557)	(1,027,994)	(306,687)

	(19,313,923)	(23,349,418)	(18,671,604)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Net sales (purchases) of property and equipment	$(677)	$(61)	$(1,069)
Net sales (purchases) of short-term investments	(206,459)	(446,609)	37,611
Net decrease (increase) in policy loans	2,078	46	7,552

Net cash and cash equivalents provided by (used in) investing activities	(2,716,512)	(3,818,385)	(4,841,578)

Financing activities
Payments on surplus notes, notes payable related to commission assignments, mortgage debt, and debt from consolidated VIEs	(45,527)	194,157	(47,249)
Capital contribution from parent	300,000	200,000	580,392
Dividends paid to parent	(100,000)	—	(50,000)
Net change in repurchase agreements	854,704	45,674	—
Deposits to annuity account balances	3,800,712	4,495,259	4,375,240
Withdrawals from annuity account balances	(3,218,339)	(2,484,084)	(1,828,495)

Net cash and cash equivalents provided by (used in) financing activities	1,591,550	2,451,006	3,029,888

Increase (decrease) in cash and cash equivalents	486,896	(421,669)	(703,399)
Cash and cash equivalents at beginning of period	789,317	1,210,986	1,914,385

Cash and cash equivalents at end of period	$1,276,213	$789,317	$1,210,986

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$44,634	$8,472	$70,805

Income taxes	$266,000	$139,100	$128,000

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$14,167	$14,167	$7,326

Securities purchased not yet settled in cash	$(54,135)	$(159,599)	$23,669

Securities sold not yet settled in cash	$47,107	$32,036	$42,489

Accrued interest paid in kind	$354,044	$224,226	$197,207

Deconsolidation of a VIE	$—	$—	$275,929

Non-cash dividends paid to parent	$—	$—	$13,313

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2022, 2021 and 2020

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.

The Company offers a diversified portfolio of products comprised primarily of individual annuities, including fixed, fixed index, and variable annuities. The Company’s annuities are offered on a non-tax-qualified basis and on a tax-qualified basis as IRAs and 403(b) contracts.

Basis of Presentation

The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Hawk Trail, LLC; Monarch Field, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC; EC 58th Street Holdings, LLC and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.

On December 31, 2020, Gennessee Insurance Agency, LLC and Dunbarre Insurance Agency, LLC were distributed to SBL Holdings, Inc (SBLH), SBLIC’s parent company. The distribution did not have a material impact on the Company.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of other-than-temporary impairments (OTTIs) of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.

Investments

Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stocks. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated balance sheets, net of cumulative adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.

Equity securities include mutual funds, common stocks, and non-redeemable preferred stocks. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the net realized/unrealized gains/(losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company elected the measurement alternative for certain equity investments that do not have readily determinable fair value and do not qualify for the practical expedient under ASC 820 to estimate fair value using the net asset value per share. Under the alternative, the investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. These financial instruments are included in other invested assets on the consolidated balance sheets.

The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.

The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support certain funds withheld reinsurance liabilities (see Note 10). The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to investing securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. OTTIs are reported separately in the consolidated statements of operations.

To the extent the Company determines that an equity security accounted for under the measurement alternative or equity method of accounting is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities, if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company does not expect to recover the amortized cost basis, and the Company does not plan to sell nor is it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in other comprehensive income (OCI).

The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. The Company reviews the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which is based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determines through management’s evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company will then individually assess the loan for impairment and may assign a specific loan loss allowance.

Policy loans are reported at unpaid principal.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.

Asset and Liability Derivatives

The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income in the consolidated statements of operations.

The Company issues certain products and periodically enters into certain transactions that contain a derivative that is embedded in the product, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.

The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on behalf of the insurance company. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continued to be in-force policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments, with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.

Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired

To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, full surrenders, partial withdrawal of account value, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.

VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.

Goodwill

Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reporting unit is lower than the reporting unit’s carrying value, goodwill is written down; and a charge is reported in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 7.0% during each of the years 2022, 2021, and 2020. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The Company formerly offered a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB on the fixed index annuity products, of which policyholders could only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The realization of deferred tax assets related to unrealized loss on available for sale fixed maturity securities is based on the Company’s ability to hold the securities for a period of time sufficient to allow for the recovery of the value.

Recognition of Revenues

Interest income and dividends, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

Revenues from Contracts with Customers

The Company accounts for its revenue in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606, Revenue from Contracts with Customers (ASC 606): distribution revenue and shareholder administrative service revenue.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution Revenue for the years ended December 31, 2022, 2021 and 2020 amounted to $20.7 million, $23.8 million, and $20.0 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receives fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2022, 2021, and 2020 amounted to $9.4 million, $10.8 million, and $9.0 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2022 or 2021.

Recently Issued Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The new standard was effective for the Company on January 1, 2023. This update was subsequently clarified or amended by ASU 2019-04 (as discussed in Recently Adopted Accounting Pronouncements below), ASU 2019-05 Financial Instruments-Credit Losses (Topic 326): Targeted Transition Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments – Credit Losses. The Company will adopt these standards using a modified retrospective approach, with a cumulative effect adjustment recorded to beginning retained earnings.

Although the Company believes the new impairment model may lead to earlier recognition of credit losses on certain assets compared to current loss recognition methodology, the Company does not expect the adoption of this guidance to have a material impact on the Company’s financial condition, results of operations, or cash flows. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2023.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts:

(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.

(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The standard is effective January 1, 2025 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2025.

ASUs issued but not yet adopted as of December 31, 2021 would not be disclosed above should they be assessed as either not applicable or are not expected to have a material impact on the Company’s consolidated financial statements at this time.

Recently Adopted Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases. The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard was effective January 1, 2022 for the Company. The adoption of this new guidance did not have a material impact on the Company’s consolidated financial position or results of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company elected the practical expedients allowed under the transition guidance of ASU 2016-02. This allowed the Company to carry forward its historical lease classification. Comparative periods continue to be measured and presented under historical guidance, and only the period from and after adoption is subject to this ASU.

In addition, the Company elected all other practical expedients that were allowed under the new guidance and were applicable, including the practical expedient to combine lease and non-lease components into one lease component for certain real estate leases.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, to provide temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate. The guidance is effective upon issuance and may be adopted on any date on or after March 12, 2020. In January 2021, the FASB issued ASU 2021-01 Reference Rate Reform (Topic 848): Scope to amend the scope of ASU 2020-04. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment (i.e., discount transition) to qualify for certain optional relief. Both updates are applicable for contract modifications and/or hedging relationships that occur through December 31, 2022. In December 2022, the FASB issued ASU 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848”, to defer the expiration date of ASC 848 from December 31, 2022, to December 31, 2024. The Company adopted the updates for ASU 2020-04 and ASU 2021-01 effective on January 1, 2021. The adoption of and future elections under this new guidance did not and are not expected to have a material impact on the Company’s consolidated financial position or results of operations. The guidance is effective through December 31, 2024.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment. Under the amendments in this update, the Company should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Impairment charges should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This amendment essentially eliminated “Step 2” from the goodwill impairment test. Additionally, the Company should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The amendments in this update shall be applied on a prospective basis. The amendments in this update are effective for the Company in its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2021. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. There was no significant impact to the Company’s consolidated financial statements upon adoption of this standard as of December 31, 2022.

Reclassifications

Certain prior period amounts in the consolidated balance sheets have been reclassified to conform to the current period’s presentation. Changes were made to the classification of deferred revenue from accounts payable and accrued expenses to other liabilities on the consolidated balance sheets as this classification more closely aligns with the nature of the liability.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, gross unrealized gains and losses, fair values, and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.

	December 31, 2022
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI

	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$47,174	$8	$3,205	$43,977	$—
Obligations of government-sponsored enterprises	130,282	101	12,549	117,834	—
Corporate	19,399,960	45,272	862,100	18,583,132	—
Municipal obligations	18,455	149	2,489	16,115	—
Commercial mortgage-backed	61,458	770	7,209	55,019	—
Residential mortgage-backed	15,830	7	1,580	14,257	—
Collateralized debt obligations	6,618	1,381	194	7,805	—
Collateralized loan obligations	13,287,384	188,596	1,220,784	12,255,196	(7,490)
Redeemable preferred stock	24,120	—	3,470	20,650	—
Other asset backed	2,058,628	5,486	133,898	1,930,216	—

Total fixed maturity investments	$35,049,909	$241,770	$2,247,478	$33,044,201	$(7,490)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2021
	Cost/ Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTIs in AOCI

	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$56,742	$2,136	$44	$58,834	$—
Obligations of government-sponsored enterprises	166,850	6,742	1,039	172,553	—
Corporate	15,912,419	242,592	30,368	16,124,643	—
Municipal obligations	38,678	5,554	3	44,229	—
Commercial mortgage-backed	73,278	3,549	283	76,544	—
Residential mortgage-backed	8,342	235	123	8,454	—
Collateralized debt obligations	6,475	1,317	109	7,683	—
Collateralized loan obligations	12,400,657	271,825	194,082	12,478,400	(8,498)
Redeemable preferred stock	263,673	19,713	—	283,386	—
Other asset backed	2,589,534	38,490	38,222	2,589,802	—

Total fixed maturity investments	$31,516,648	$592,153	$264,273	$31,844,528	$(8,498)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The amortized cost and fair value of fixed maturity investments at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for Sale
	Amortized Cost	Fair Value

	(In Thousands)
Due one year or less	$3,297,127	$3,239,273
Due after one year through five years	12,914,454	12,448,412
Due after five years through ten years	2,027,956	1,853,144
Due after ten years	1,226,052	1,102,395
Structured securities with variable principal payments	15,584,320	14,400,977

	$35,049,909	$33,044,201

As of December 31, 2022 and 2021, there were six and four issuers, with a total amount of $5,011.0 million and $3,599.7 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder’s equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturity investments classified as available for sale with unrealized losses as of December 31, 2022 and 2021, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2022
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$42,349	$3,184	$158	$21	$42,507	$3,205
Obligations of government-sponsored enterprises	102,816	9,348	9,694	3,201	112,510	12,549
Corporate	14,565,081	756,379	849,748	105,721	15,414,829	862,100
Municipal obligations	12,736	2,393	357	96	13,093	2,489
Commercial mortgage-backed	32,349	5,260	14,801	1,949	47,150	7,209
Residential mortgage-backed	12,642	1,107	1,261	473	13,903	1,580
Collateralized debt obligations	2,396	104	380	90	2,776	194
Collateralized loan obligations	6,799,303	497,958	3,886,489	722,826	10,685,792	1,220,784
Redeemable preferred stock	20,650	3,470	—	—	20,650	3,470
Other asset backed	782,814	50,373	958,425	83,525	1,741,239	133,898

Total fixed maturity investments, available for sale	$22,373,136	$1,329,576	$5,721,313	$917,902	$28,094,449	$2,247,478

Number of securities with unrealized losses		1,222		571		1,793
Percent investment grade (AAA through BBB-)		81%		80%		80%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2021
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$8,731	$44	$—	$—	$8,731	$44
Obligations of government-sponsored enterprises	17,653	383	12,775	656	30,428	1,039
Corporate	1,230,788	19,218	291,384	11,150	1,522,172	30,368
Municipal obligations	451	3	—	—	451	3
Commercial mortgage-backed	14,286	137	6,338	146	20,624	283
Residential mortgage-backed	1,702	26	132	97	1,834	123
Collateralized debt obligations	—	—	352	109	352	109
Collateralized loan obligations	5,565,154	114,311	1,718,986	79,771	7,284,140	194,082
Other asset backed	206,251	2,529	967,953	35,693	1,174,204	38,222

Total fixed maturity investments, available for sale	$7,045,016	$136,651	$2,997,920	$127,622	$10,042,936	$264,273

Number of securities with unrealized losses		667		166		833
Percent investment grade (AAA through BBB-)		85%		64%		81%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2022 and 2021.

The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.

The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$(9,815)	$(15,204)	$(1,634)
Credit losses for which an other-than-temporary impairment was not previously recognized	—	(683)	(9,731)
Reduction for securities sold during the year or intended to be sold	176	6,072	—
Additional credit loss impairments on securities previously impaired	(968)	—	(3,839)

Balance at end of period	$(10,607)	$(9,815)	$(15,204)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Interest on fixed maturity investments, available for sale	$2,000,990	$1,553,925	$1,416,984
Interest on fixed maturity investments, trading	2,473	2,709	3,692
Interest on notes receivable from related parties	187,777	88,499	117,068
Dividends on equity securities at fair value	25,930	34,202	13,430
Interest on mortgage loans	65,045	84,534	100,633
Interest on policy loans	2,613	2,767	2,881
Interest on short-term investments	73,020	43,331	7,149
Investment income on cash equivalents	11,651	2,393	9,057
Income on equity method accounting adjustment	82,281	233,655	149,739
Other	19,783	(2,015)	4,445

Total investment income	2,471,563	2,044,000	1,825,078

Less:
Investment expenses	110,658	80,031	68,219
Ceded to reinsurer	322,145	20,204	3,692

Net investment income	$2,038,760	$1,943,765	$1,753,167

Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Proceeds from sales	$3,665,659	$2,044,326	$3,712,297
Gross realized gains	14,536	242,534	116,555
Gross realized losses	41,816	5,934	4,446

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Net realized/unrealized gains (losses), net of ceded reinsurance gains, consist of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$(27,796)	$236,670	$116,695

Total realized gains (losses), available for sale	(27,796)	236,670	116,695

Realized/unrealized gains (losses), other invested assets	(62,091)	70,356	(2,548)

Net realized/unrealized gains (losses), fixed maturity investments, trading and fair value option	(16,191)	(1,369)	2,476

Other realized/unrealized gains (losses):
Foreign currency gains (losses)	(152,673)	(47,440)	63,293
Foreign exchange derivatives	204,729	76,338	(45,858)
Equity securities at fair value	(231,585)	91,575	9,920
Embedded derivative, funds withheld reinsurance	509,235	(27,900)	(2,664)
Other	470	849	(286)

Total other realized/unrealized gains (losses)	330,176	93,422	24,405

Net realized/unrealized gains (losses) before ceded reinsurance	224,098	399,079	141,028

Net ceded reinsurance (gains) losses	23,625	200	188

Net realized/unrealized gains (losses) before impairments	247,723	399,279	141,216

Impairments:
OTTI of available for sale securities and other invested assets	(5,659)	(19,465)	(16,165)

Total impairments	(5,659)	(19,465)	(16,165)

Net realized/unrealized gains (losses)	$242,064	$379,814	$125,051

The Company recognized $230.1 million of net unrealized losses and $69.2 million of net unrealized gains on equity securities at fair value held at December 31, 2022 and 2021, respectively.

There were no outstanding agreements to sell securities at December 31, 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

At December 31, 2022 and 2021, the Company pledged securities with a market value of approximately $207.7 million and $29.4 million respectively, as collateral in relation to certain institutional products.

At December 31, 2022 and 2021, the Company pledged securities with a market value of approximately $215.2 million and $164.2 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).

At December 31, 2022 and 2021, available for sale bonds with a carrying value of $3.2 million and $3.5 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	December 31,
	2022	2021

	(In Thousands)
Commercial mortgage loans	$780,115	$993,038
Allowance for credit losses on commercial mortgage loans (1)	(3,245)	(3,700)

Commercial mortgage loans, net of allowances	776,870	989,338
Residential mortgage loans	9,117	9,562

Total mortgage loans, net of allowances	$785,987	$998,900

(1)	The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages. The Company acquired $20.0 million and sold no commercial mortgage loans during the year ended December 31, 2022. The Company acquired $125.2 million and sold $38.5 million commercial mortgage loans during the year ended December 31, 2021.

The commercial mortgage loan portfolio diversification by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

	2022		2021
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total

	(Dollars In Thousands)
Geographic distribution
Pacific	$475,150	61%	$488,984	49%
South Atlantic	228,397	29	222,522	23
West North Central	25,054	4	31,382	3
East North Central	21,719	3	30,386	3
Mountain	17,867	2	18,978	2
New England	8,683	1	9,301	1
Middle Atlantic	—	—	143,263	14
West South Central	—	—	36,988	4
Foreign	—	—	7,534	1

Total	$776,870	100%	$989,338	100%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2022		2021
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total

	(Dollars In Thousands)
Property type distribution
Office	$491,417	63%	$473,933	48%
Hotel/Motel	129,305	17	280,855	28
Apartments/Multifamily	78,942	10	104,289	11
Retail	70,593	9	106,059	11
Industrial	6,613	1	24,202	2

Total	$776,870	100%	$989,338	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2022	2021

	(In Thousands)
CM1	$98,103	$188,805
CM2	103,994	107,563
CM3	407,075	558,224
CM4 and Below	167,698	134,746

	$776,870	$989,338

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2022 and 2021 there were no commercial mortgage loans on non-accrual status.

Repurchase Agreements

The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2022 was 45 to 120 days. The carrying value of the securities pledged for the repurchase agreements was $954.1 million as of December 31, 2022. The repurchase obligation was $900.4 million as of December 31, 2022, and is included in repurchase agreements on the consolidated balance sheets. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2021 was 91 to 180 days. The carrying value of the securities pledged for the repurchase agreements was $73.3 million as of December 31, 2021. The repurchase obligation was $45.7 million as of December 31, 2021, and is included in repurchase agreements on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Collateralized Financing Entities

The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost. There is no equity within the CFEs; therefore, the consolidation did not impact the Company’s equity balances. If the Company were to liquidate, the assets of the CFE would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. However, the Company’s investment in the notes would be available to its general creditors. Additionally, the other investors in the CFEs have no recourse to the Company’s general assets for the debt issued by the CFEs. Therefore, such debt is not the Company’s obligation.

The total assets of consolidated CFEs were $1,851.5 million and $2,553.0 million at December 31, 2022 and 2021, respectively. The total liabilities of consolidated CFEs were $152.2 million and $195.2 million at December 31, 2022 and 2021, respectively.

Unconsolidated Variable Interest Entities

The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not unilaterally have substantive rights to remove the

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

asset manager or general partner of the CFEs. Alternatively, when the asset manager or general partner is related, a parent of the Company (rather than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of the Company. The total investment in these unconsolidated CFEs were $4,153.4 million and $6,905.5 million at December 31, 2022 and 2021, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2022 and 2021.

The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary as it does not unilaterally have substantive rights to remove the general partner. The Company also has equity method investment in the holding company of a reinsurer that assumes certain liabilities of SBLIC (see Note 10) in which the Company does not have substantive power to control activities that are most significant to the VIE; therefore, the Company is not deemed the primary beneficiary. The Company’s carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $1,807.1 million and $1,794.7 million at December 31, 2022 and 2021, respectively, compared to its maximum exposure to loss of $2,495.7 million and $2,342.7 million at December 31, 2022 and 2021, respectively. The Company’s maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total carrying value of these unconsolidated investments accounted for under the equity method of accounting amounted to $1,664.7 million and $1,794.7 million at December 31, 2022 and 2021, respectively. Total carrying value of unconsolidated investments accounted for under fair value option amounted to $142.4 million at December 31, 2022; there were no such investments at December 31, 2021.

In the normal course of business, the Company will invest in structured investments including unconsolidated VIEs for which it is not the investment manager. These structured investments

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments

The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in economic earnings associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.

The Company recognizes all derivative financial instruments, such as swaps, currency forwards, call options, futures, and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.

The Company sells fixed index deferred annuity contracts which credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in fixed income instruments, and a portion is used to purchase derivatives consisting of call options, futures, and swaps on the applicable indices to fund the index credits due to the index annuity policyholders. At the end of each indexed annuity’s index term, which may be annually, bi-annually, or every five years, the market index used to compute the index credits is reset and a new call option, future, or swap is purchased to fund the next index credit. The Company manages the cost of these purchases through the terms of the fixed index annuities, which permits it to change caps, spreads or participation rates subject to respective guaranteed minimums or maximums at the end of each policy’s index term. By adjusting caps, spreads or participation rates, the Company can manage option costs except in cases where contractual features would prevent further modifications. Although the call options, futures, and swaps are designed to be effective hedges from an economic standpoint, the Company has not applied hedge accounting under ASC 815.

The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company has certain variable annuity guaranteed living benefit (GLB) products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 and ASC 820, Fair Value Measurements (ASC 820). The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.

In addition, the Company is party to coinsurance with funds withheld reinsurance arrangements. Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the risk associated with the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the designated investments.

The Company has entered into currency forwards, and had previously on occasion entered into currency swaps, that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Effective July 1, 2020, the Company has elected hedge accounting under ASC 815 for certain foreign currency denominated available for sale securities (the Hedged Item). The following table presents the balance sheet classification and carrying amount for items designated and qualifying as Hedged Items in fair value hedges as of December 31:

	Carrying Amount of the Hedged Assets
Balance Sheet Line Item	2022	2021

	(In Thousands)
Fixed maturities, available for sale	2,094,494	1,401,129

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized in Income on Fair Value Hedging Relationship
(In thousands)
			Hedging Derivatives		Hedged Items
Derivatives designated as hedging instruments	Hedged Items	Year	Gains (losses) excluded from Effectiveness Testing (1)(2)	Gains (losses) included in Effectiveness Testing (2)	Gains (losses) (2)
Foreign currency forwards	Fixed maturity	2022	72,702	114,197	(114,197)
Foreign currency forwards	Fixed maturity	2021	(9,378)	55,484	(55,484)
Foreign currency forwards	Fixed maturity	2020	(6,705)	(61,295)	61,295

(1)

Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.

(2)

Gains and losses are reported in the Consolidated Statements of Operations as Net realized/unrealized gains (losses), excluding impairment losses on available for sale securities (foreign currency forwards).

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional amount.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and fair value of the Company’s call options, swaps, and currency forwards by counterparty as of December 31 are as follows:

			2022
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities

			(In Thousands)
Barclays Bank PLC	A	A1	$2,188,068	$34,294	$7,419
BNP Paribas	A +	Aa3	1,159,415	16,887	1,836
Bank of America, N.A.	A +	Aa2	737,970	20,163	—
Bank of Montreal	A +	Aa2	2,383,263	60,395	—
Canadian Imperial Bank of Commerce	A +	Aa2	1,728,988	132,778	35,103
Citibank, N.A.	A +	Aa3	3,283,398	257,965	111,749
Goldman Sachs International	A +	A1	392,046	5,324	1,947
JPMorgan Chase Bank, N.A.	A +	Aa2	2,349,933	32,081	—
Morgan Stanley & Co International PLC	A +	Aa3	2,045,795	11,248	6,915
Morgan Stanley Capital Services LLC	A +	Aa3	1,473,008	54,655	4,994
Natixis, SA	A	A1	544,855	78,436	48,589
NatWest Markets PLC	A -	A2	53,089	5,597	—
Royal Bank of Canada	AA -	A2	942,493	16,396	—
Societe Generale	A	A1	188,989	4,705	—
UBS AG	A +	Aa3	1,716,388	16,735	—
Exchange Traded/Centrally Cleared	N/A	N/A	4,615,228	41,226	23,062

			$25,802,926	$788,885	$241,614

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

			2021
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities

			(In Thousands)
Barclays Bank PLC	A	A1	$2,210,832	$90,092	$169
BNP Paribas	A +	Aa3	1,950,665	54,569	1
Bank of America, N.A.	A +	Aa2	996,356	46,691	806
Canadian Imperial Bank of Commerce	A +	Aa2	1,584,589	100,350	84,404
Citibank, N.A.	A +	Aa3	2,763,664	132,613	35,306
Goldman Sachs International	A +	A1	292,339	11,597	—
JPMorgan Chase Bank, N.A.	A +	Aa2	1,851,124	80,024	2,073
Morgan Stanley & Co International PLC	A +	Aa3	3,223,086	153,227	2,862
Morgan Stanley Capital Services LLC	A +	Aa3	1,848,178	136,442	169
Natixis, SA	A	A1	810,429	9,029	10,055
NatWest Markets PLC	A -	A2	96,847	2,094	384
Royal Bank of Canada	AA -	A2	206,875	5,287	—
Societe Generale	A	A1	184,782	10,077	—
UBS AG	A +	Aa3	1,289,526	50,975	—
Exchange Traded/Centrally Cleared	N/A	N/A	5,505,663	117,013	2,976

			$24,814,955	$1,000,080	$139,205

Collateral posted by counterparties at December 31, 2022 and 2021, applicable to derivative instruments, was $512.6 million and $766.4 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected in option collateral on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2022 and 2021, the balance of this account was $82.2 million and $80.2 million, respectively, and is reflected on the consolidated balance sheets in other assets. The Company has not entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2022
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount

	(In Thousands)
Derivative asset	$788,885	$(241,614)	$(512,639)	$34,632
Derivative liabilities	241,614	(241,614)	(4,970)	(4,970)

	2021
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount

	(In Thousands)
Derivative asset	$1,000,080	$(138,180)	$(766,402)	$95,498
Derivative liabilities	139,205	(138,180)	(420)	605

The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2022	2021	2022	2021	Balance reported in

	(In Thousands)
Derivatives designated as hedging instruments under Subtopic 815-20
Currency forwards	$182,630	$20,542	$17,655	$42,467	Other invested assets and other liabilities

Derivatives not designated as hedging instruments under Subtopic 815-20
Interest rate swaps and total return swaps	$23,573	$28,525	30,964	$2,218	Other invested assets and other liabilities
Call options	330,501	820,333	9,605	5,910	Call options and other liabilities
Currency forwards	251,424	127,878	174,213	87,375	Other invested assets and other liabilities
Futures	757	2,802	674	1,235	Other invested assets and other liabilities
Interest rate cap	—	—	8,503	—	Other invested assets and other liabilities
Other derivatives	22,700	61,113	—	—	Other invested assets and other liabilities

Total derivative financial instruments	$811,585	$1,061,193	$241,614	$139,205

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$4,140	$9,284	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	1,873,472	2,236,850	Policy reserves and annuity account values
Funds withheld receivable	(22,163)	—	—	—	Accounts receivable
Funds withheld liability	—	—	(414,915)	117,520	Funds withheld liability
Reinsurance contracts	388,398	462,687	55,598	—	Reinsurance recoverable and other liabilities

Total embedded derivative financial instruments	$366,235	$462,687	$1,518,295	$2,363,654

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table shows the change in the fair value of the derivative financial instruments, excluding fixed index annuity contracts, in the consolidated statements of operations for the years ended:

	Year Ended December 31,
	2022	2021	2020	Change of fair value reported in

	(In Thousands)
Derivatives:
Call options	$(664,929)	$563,483	$88,321	Change in fair value of options, futures and swaps
Futures	(11,214)	3,188	(1,313)	Change in fair value of options, futures and swaps
Interest rate swaps and total return swaps	(8,205)	39,164	1,788	Change in fair value of options, futures and swaps
Interest rate cap	(4,463)	—	—	Change in fair value of options, futures and swaps
Other derivatives	(38,598)	35,177	—	Change in net realized/unrealized gains (losses)

Change in fair value of options, futures and swaps	$(727,409)	$641,012	$88,796

Change in currency forwards and swaps designated for hedging	$164,974	$46,106	$(68,000)
Change in currency forwards, swaps and other derivatives not designated for hedging	39,755	65,409	22,142

Change in currency forwards and swaps	$204,729	$111,515	$(45,858)	Change in net realized/unrealized gains (losses)

Embedded derivatives:
GMWB and GMAB reserves	$(5,144)	$(2,885)	$1,306	Other benefits
Commission assignment	—	—	4,948	Other benefits
Funds withheld receivable	(22,163)	—	—	Change in net realized/unrealized gains (losses)
Funds withheld liability	531,398	(27,900)	(2,664)	Change in net realized/unrealized gains (losses)

Total change in embedded derivative financial instruments	$504,091	$(30,785)	$3,590

The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020	Change of fair value reported in

	(In Thousands)
Fixed index annuities - embedded derivatives	$(539,723)	$144,875	$(115,673)	Change in fixed index annuity embedded derivative and related benefits
Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting	184,761	(284,224)	37,966	Change in fixed index annuity embedded derivative and related benefits

	$(354,962)	$(139,349)	$(77,707)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$779,546	$836,477	$555,029
Cost deferred	336,381	151,587	446,737
Imputed interest	28,702	18,640	16,590
Amortized to expense	(99,629)	(211,466)	(178,446)
Effect of unrealized (gains) losses	256,251	(15,692)	(3,433)

Balance at end of period	$1,301,251	$779,546	$836,477

The costs deferred shown above contain the initial ceded deferred policy acquisition costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

6. Deferred Sales Inducement Costs

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$241,262	$274,749	$207,887
Costs deferred	117,083	6,350	85,677
Imputed interest	6,886	4,957	4,539
Amortized to expense	(28,618)	(39,066)	(30,029)
Effect of unrealized (gains) losses	48,967	(5,728)	6,675

Balance at end of period	$385,580	$241,262	$274,749

The costs deferred shown above contain the initial ceded deferred sales inducements costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Balance at beginning of period	$1,029,077	$1,165,602	$1,306,341
Costs deferred	—	45,437	—
Imputed interest	23,545	21,212	26,443
Amortized to expense	(19,503)	(181,884)	(177,682)
Effect of unrealized (gains) losses	135,193	(21,290)	10,500

Balance at end of period	$1,168,312	$1,029,077	$1,165,602

The costs deferred shown above include the initial cost of reinsurance on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

The remaining weighted average amortization period is 34 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 1.80% for the year ended December 31, 2022, 1.88% for the year ended December 31, 2021, and 1.99% for the year ended December 31, 2020.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2023	$122,944
2024	124,391
2025	119,447
2026	105,130
2027	96,277

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2022	2021

	(In Thousands)
Land and improvements	$7,279	$7,279
Building	52,162	51,784
Furniture	64	25
Data processing equipment	260	—
Computer software	793	792

	60,558	59,880
Less accumulated depreciation	(13,451)	(11,223)

Net property and equipment	$47,107	$48,657

Accumulated depreciation deducted from investment in real estate amounted to $12.8 million and $10.8 million at December 31, 2022 and 2021, respectively.

Airplane

In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method. The estimated productive life of the asset was reduced in 2021, as a change in accounting estimate, from 25 years to 17 years. The asset is included in other invested assets on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets (continued)

The following is a summary of the asset held at cost less accumulated depreciation as of December 31:

	2022	2021

	(In Thousands)
Airplane	$124,644	$124,644
Less accumulated amortization	(40,071)	(30,185)

Carrying value	$84,573	$94,459

Depreciation on the asset for the years ended December 31, 2022, 2021 and 2020 was $9.9 million, $9.9 million and $5.2 million, respectively, and is included in commissions and other operating expenses in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax

	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2020:
Net unrealized gains (losses) on available for sale securities	$109,099	$(22,911)	$86,188
Foreign exchange adjustments on available for sale and equity method investments	(7,558)	1,587	(5,971)
Reclassification adjustment for (gains) losses included in net income	(116,695)	24,506	(92,189)
OTTI losses recognized in earnings and other comprehensive income (loss)	16,165	(3,395)	12,770
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	13,742	(2,886)	10,856
Policy reserves and annuity account values	77,035	(16,177)	60,858

Total other comprehensive income (loss) for the year ended December 31, 2020	$91,788	$(19,276)	$72,512

Other comprehensive income (loss) for the year ended December 31, 2021
Net unrealized gains (losses) on available for sale securities	$497,066	$(104,384)	$392,682
Foreign exchange adjustments on available for sale and equity method investments	(10,219)	2,146	(8,073)
Reclassification adjustment for (gains) losses included in net income	(236,670)	49,702	(186,968)
OTTI losses recognized in earnings and other comprehensive income (loss)	19,465	(4,088)	15,377
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(42,710)	8,968	(33,742)
Policy reserves and annuity account values	(62,826)	13,193	(49,633)

Total other comprehensive income (loss) for the year ended December 31, 2021	$164,106	$(34,463)	$129,643

Other comprehensive income (loss) for the year ended December 31, 2022:
Net unrealized gains (losses) on available for sale securities	$(2,250,543)	$472,614	$(1,777,929)
Foreign exchange adjustments on available for sale and equity method investments	(5,432)	1,141	(4,291)
Reclassification adjustment for (gains) losses included in net income	27,796	(5,836)	21,960
OTTI losses recognized in earnings and other comprehensive income (loss)	5,659	(1,188)	4,471
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	440,411	(92,486)	347,925
Policy reserves and annuity account values	335,566	(70,470)	265,096

Total other comprehensive income (loss) for the year ended December 31, 2022	$(1,446,543)	$303,775	$(1,142,768)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income (Loss)

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)

	(In Thousands)
Accumulated other comprehensive income (loss) at January 1, 2020	$13,344	$24,915	$38,259

Other comprehensive income (loss) before reclassifications	(5,971)	157,902	151,931
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(79,419)	(79,419)

Accumulated other comprehensive income (loss) at December 31, 2020	7,373	103,398	110,771

Other comprehensive income (loss) before reclassifications	(8,073)	309,307	301,234
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(171,591)	(171,591)

Accumulated other comprehensive income (loss) at December 31, 2021	(700)	241,114	240,414

Other comprehensive income (loss) before reclassifications	(4,291)	(1,164,908)	(1,169,199)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	26,431	26,431

Accumulated other comprehensive income (loss) at December 31, 2022	$(4,991)	$(897,363)	$(902,354)

(1)

The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) and income tax expense in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance

Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Reinsurance assumed:
Premiums received	$23,201	$13,391	$12,964

Commissions paid	$3,978	$1,104	$2,309

Claims paid	$15,494	$11,221	$6,424

Surrenders paid	$106,135	$61,596	$56,183

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Reinsurance ceded:
Premiums paid	$1,293,191	$166,444	$39,386

Commissions received	$113,459	$13,371	$1,418

Claim recoveries	$134,130	$69,925	$63,382

Surrenders recovered	$679,159	$114,401	$112,016

At December 31, 2022 and 2021, the Company had reinsurance recoverable receivables totaling $7,481.8 million and $7,023.3 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.

The increase in reinsurance recoverable is primarily related to the ceding of certain fixed annuity and fixed index annuity liabilities to SkyRidge Re Limited (SkyRidge Re), an insurance company licensed in Bermuda. The liabilities subject to the agreement are (i) liabilities on policies in-force as of November 30, 2021 and (ii) liabilities on policies as they are written through 2024. The amount ceded to SkyRidge Re as of the November 30, 2021 inception date was $4.8 billion. The policies reinsured by SkyRidge Re represented reserves of $5.9 billion as of December 31, 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company’s funds withheld and held liability. As of December 31, 2022 and 2021, the value of the Company’s funds withheld and held liability under all its reinsurance agreements was $6,008.0 million and $5,686.6 million, respectively.

As of December 31, 2022 and 2021, the Company had $892.7 million and $1,010.4 million, respectively, of reserves ceded that were uncollateralized by the assuming reinsurer.

In December 2021, the Company entered into an agreement with National Guardian Life Insurance Company (“NGL”) under which the Company reinsured blocks of life and annuity policies from NGL. The policies reinsured by the Company represented reserves of approximately $379.2 million. The transaction had an effective date of December 31, 2021.

Life insurance in force ceded at December 31, 2022 and 2021 was $1,815.4 million and $1,897.2 million, respectively. Life reserves ceded at December 31, 2022 and 2021 was $578.7 million and $575.8 million, respectively.

Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that were issued in 2018 through the first half of 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime income withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities

The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2022	2021

	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$28,918,833	$28,530,815
Liabilities for group annuities	517,630	525,779
Funding agreements	1,139,483	968,993
Other investment-type insurance contract liabilities	1,687	2,064

Total investment-type insurance contract liabilities	30,577,633	30,027,651
Life and other reserves	7,671,515	7,217,279

Total policy reserves and annuity account values	$38,249,148	$37,244,930

General account funding agreements

The Company has issued general account funding agreements of $1,139.5 million and $969.0 million at December 31, 2022 and 2021, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts.

In May 2021, SBLIC established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes (FABNs). Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by SBLIC to the trust. In May 2021, the trust issued its first series (2021-1), 1.250% Fixed Rate Notes in the principal amount of $500.0 million, due 2024. The funding agreement liability had a carrying amount of $500.8 million and $500.8 million at December 31, 2022 and 2021, respectively, which is included in policy reserves and annuity account values on the consolidated balance sheets.

The remaining $638.7 million and $468.2 million as of December 31, 2022 and 2021, respectively, of general account funding agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

Separate account funding agreements

The Company issued separate account funding agreements to certain related parties whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2022 and 2021, separate account investments funded through these agreements were $2,105.3 million and $1,897.7 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:

	2022			2021
	Account Value	Net Amount	Weighted- Average Attained Age	Account Value	Net Amount	Weighted- Average Attained Age
		at Risk			at Risk

	(Dollars in Millions)
Rollup GMDB	$506	$218	77	$563	$215	77

The determination of the value of the GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

As of December 31, 2022 and 2021, the reserve liability for the GLWB guarantee on fixed index annuities was $2,658.1 million and $2,867.4 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $35.8 million and $42.4 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2022			2021
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Millions)
Return of premium	$1,176	$16	67	$1,534	$10	66
Reset	130	—	62	167	—	61
Roll-up	84	49	74	111	37	73
Step-up	3,621	86	70	4,205	28	69
Combo	64	20	76	86	11	76

Subtotal	5,075	171	70	6,103	86	68

Enhanced	3	—	72	4	—	71

Total GMDB	$5,078	$171	70	$6,107	$86	68

The determination of the value of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2022 and 2021 was $6.8 million and $10.0 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2022 and 2021 was $16.7 million and $16.9 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2022 and 2021 was $2.6 million and $6.5 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The components of index credits and interest credited to account balances are summarized as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Index credits	$167,117	$649,132	$300,965
Interest credited to account balances	237,201	272,571	294,246

	$404,318	$921,703	$595,211

12. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by SBC. The Company is no longer subject to U.S. federal and generally state examinations by tax authorities for the years before 2018. The Internal Revenue Service completed its examination of the Company’s federal tax returns for tax years 2013 through 2018 resulting in minimal adjustments.    The State of Illinois has commenced an audit of the Company’s 2019 and 2020 state income tax returns.

Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $35.6 million and $30.5 million at December 31, 2022 and 2021, respectively, for taxes, which is included in other liabilities/assets on the consolidated balance sheets.

The Company’s subsidiary, SARC, has a separate tax sharing agreement with SBC. Under the separate tax sharing agreement, SARC’s losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

As of December 31, 2022 and 2021, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2022, 2021 and 2020.

Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Current income tax expense	$260,911	$149,969	$119,148
Deferred income tax (benefit) expense	(7,709)	127,657	(2,638)

Income tax expense	$253,202	$277,626	$116,510

The Company’s deferred tax asset position includes $555.0 million of federal net operating loss carryforwards. The entire NOL is related to SARC losses.

The Company had no NOLs in 2022 for any states in which it is required to file an income tax return.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Federal income tax expense computed at statutory rate	$266,297	$283,629	$123,127
Increases (decreases) in taxes resulting from:
Dividends received deduction	(3,637)	(4,856)	(2,534)
Prior period adjustments	(6,615)	2,066	(1,022)
Tax exempt interest	(364)	(348)	(336)
Other	(2,479)	(2,865)	(2,725)

Income tax expense	$253,202	$277,626	$116,510

“Other” in the above table includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2022	2021

	(In Thousands)
Deferred income tax assets:
Future policy benefits	$180,816	$439,329
Net unrealized loss on derivatives	61,299	—
Net unrealized capital loss on investments	395,548	—
Credit carryover	8,666	8,666
Rider fee	10,909	11,532
Net operating loss carryforward	116,556	111,213
Other	68,966	42,242

Total deferred income tax assets	842,760	612,982

Deferred income tax liabilities:
Net unrealized gain on derivatives	—	29,068
Deferred policy acquisition costs and deferred sales inducements	418,813	239,503
Net unrealized capital gain on investments	—	71,181
Investments	43,856	206,339
Value of business acquired	209,195	208,705
Depreciation	23,837	26,044
Other	5,896	2,461

Total deferred income tax liabilities	701,597	783,301

Net deferred income tax assets (liabilities)	$141,163	$(170,319)

The oldest credit carryover will expire in 2029 and relates to general business credits.

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2022 and 2021.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Goodwill

As of December 31, 2022 and 2021, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2022 and 2021 annual impairment test, the Company determined that no impairment of goodwill was necessary.

14. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Determination of Fair Value

Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.

Cash equivalents

Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Fixed maturity investments

The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Equity securities

Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.

Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Short-term investments

Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Call options, currency forwards, swaps, and futures

Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Other derivatives

Certain other derivatives are valued with models that use inputs which are unobservable in the market and are included in Level 3.

Separate account assets

Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.

Embedded derivatives - reinsurance contracts

The fair value of the reinsurance contract embedded derivatives is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.

Embedded derivatives – GMWB and GMAB reserves

The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Embedded derivatives – funds withheld liability

The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.

Embedded derivatives – fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories measured at fair value on a recurring basis:

	December 31, 2022
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets:
Cash equivalents	$12,806	$12,806	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	43,978	—	43,978	—
Obligations of government-sponsored enterprises	117,835	—	117,835	—
Corporate	18,627,550	—	2,120,625	16,506,925
Municipal obligations	16,115	—	5,332	10,783
Commercial mortgage-backed	55,019	—	55,019	—
Residential mortgage-backed	14,257	—	14,257	—
Collateralized debt obligations	7,805	—	7,805	—
Collateralized loan obligations	12,262,609	—	8,741,105	3,521,504
Redeemable preferred stock	20,650	—	—	20,650
Other asset backed	1,930,338	—	553,160	1,377,178

Total fixed maturity investments	33,096,156	—	11,659,116	21,437,040
Equity securities:
Consumer	322,998	285,128	2,366	35,504
Mutual funds	4,218	4,218	—	—
Preferred stocks	283,212	—	15,157	268,055

Total equity securities	610,428	289,346	17,523	303,559

Short-term investments	692,835	—	692,835	—
Call options	330,501	7,275	323,226	—
Currency forwards and swaps	434,054	—	434,054	—
Interest rate swaps and total return swaps	23,573	11,854	11,719	—
Futures	757	757	—	—
Other derivatives	22,700	236	—	22,464
Embedded derivatives - reinsurance contracts	388,398	—	—	388,398
Embedded derivatives - funds withheld receivable	(22,163)	—	—	(22,163)
Separate account assets	5,131,121	3,025,821	—	2,105,300

Total assets	$40,721,166	$3,348,095	$13,138,473	$24,234,598

Liabilities:
Call options	$9,605	$2,690	$6,915	$—
Currency forwards and swaps	191,868	—	191,868	—
Interest rate swaps and total return swaps	30,964	14,942	16,022	—
Futures	674	674	—	—
Interest rate caps	8,503	—	8,503	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	4,140	—	—	4,140
Funds withheld liability	(414,915)	—	—	(414,915)
Reinsurance contracts	55,598	—	—	55,598
Fixed index annuity contracts	1,873,472	—	—	1,873,472

Total liabilities	$1,759,909	$18,306	$223,308	$1,518,295

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2021
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets:
Cash equivalents	$30,499	$30,499	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	58,834	—	58,834	—
Obligations of government-sponsored enterprises	172,553	—	172,553	—
Corporate	16,172,983	—	3,137,517	13,035,466
Municipal obligations	44,229	—	34,763	9,466
Commercial mortgage-backed	76,544	—	72,388	4,156
Residential mortgage-backed	8,454	—	8,454	—
Collateralized debt obligations	7,683	—	7,683	—
Collateralized loan obligations	12,486,541	—	9,285,076	3,201,465
Redeemable preferred stock	283,386	—	25,000	258,386
Other asset backed	2,591,763	—	856,409	1,735,354

Total fixed maturity investments	31,902,970	—	13,658,677	18,244,293
Equity securities:
Consumer	355,749	307,162	163	48,424
Mutual funds	4,610	4,610	—	—
Preferred stocks	278,758	—	20,319	258,439

Total equity securities	639,117	311,772	20,482	306,863

Short-term investments	452,537	—	426,197	26,340
Call options	820,333	74,486	745,847	—
Currency forwards and swaps	148,420	—	148,420	—
Interest rate swaps and total return swaps	28,525	22,754	5,771	—
Futures	2,802	2,802	—	—
Other derivatives	61,113	—	—	61,113
Embedded derivatives - reinsurance contracts	462,687	—	—	462,687
Separate account assets	5,707,444	3,809.744	—	1,897,700

Total assets	$40,256,447	$4,252,057	$15,005,394	$20,998,996

Liabilities:
Call options	$5,910	$2,090	$3,820	$—
Currency forwards and swaps	129,842	—	129,842	—
Interest rate swaps and total return swaps	2,218	1,739	479	—
Futures	1,235	1,235	—	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	9,284	—	—	9,284
Funds withheld liability	117,520	—	—	117,520
Fixed index annuity contracts	2,236,850	—	—	2,236,850

Total liabilities	$2,502,859	$5,064	$134,141	$2,363,654

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2022 is as follows:

		Total Realized/Unrealized Gains and Losses
	Balance at January 1, 2022	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2022	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$13,035,466	$(43,916)	$(852,005)	$2,367,308	$2,000,072	$16,506,925	$(277)	$(697,267)
Municipal obligations	9,466	970	(5,230)	(8,516)	14,093	10,783	—	(1,360)
Commercial mortgage-backed	4,156	(92)	(226)	(3,838)	—	—	—	—
Collateralized loan obligations	3,201,465	(2,405)	(143,803)	482,087	(15,840)	3,521,504	—	(138,436)
Redeemable preferred stock	258,386	(2,241)	(22,226)	(238,269)	25,000	20,650	—	(3,840)
Other asset backed	1,735,354	2,231	(49,880)	(310,527)		1,377,178	—	(39,000)

Total fixed maturity investments	18,244,293	(45,453)	(1,073,370)	2,288,245	2,023,325	21,437,040	(277)	(879,903)

Equity securities:
Consumer	48,424	(7,554)	—	(5,366)		35,504	(11,951)	—
Preferred stock	258,439	(103,378)	—	112,994		268,055	(103,378)	—

Total equity securities	306,863	(110,932)	—	107,628	—	303,559	(115,329)	—

Short-term investments	26,340	—	—	—	(26,340)	—	—	—
Other derivatives	61,113	(38,650)	—	—	—	22,463	—	—
Embedded derivatives:
Reinsurance contracts	462,687	(197,140)	—	122,851	—	388,398	—	—
Funds withheld receivable	—	(22,163)	—	—	—	(22,163)	—	—
Separate account assets(2)	1,897,700	207,600	—	—	—	2,105,300	—	—

Total assets	$21,060,109	$(206,738)	$(1,073,370)	$2,518,724	$1,996,985	$24,295,710	$(115,606)	$(879,903)

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$9,284	$(5,144)	$—	$—	$—	$4,140	$—	$—
Funds withheld liability	117,250	(532,165)	—	—	—	(414,915)	—	—
Reinsurance contracts	—	(30,678)	—	86,276	—	55,598	—	—
Fixed index annuity contracts	2,236,850	(735,651)	—	372,273	—	1,873,472	—	—

Total liabilities	$2,363,384	$(1,303,638)	$—	$458,549	$—	$1,518,295	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)

Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2022 is as follows:

	Purchases	Issuances	Sales	Settlements	Net

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,509,924	$344,409	$4,558,913	$928,112	$2,367,308
Municipal obligations	3,136	—	11,390	262	(8,516)
Commercial mortgage-backed	—	—	3,812	26	(3,838)
Collateralized loan obligations	1,581,537	—	149,986	949,464	482,087
Other asset backed	48,634	986	89,738	270,409	(310,527)
Redeemable preferred stock	—	—	238,269	—	(238,269)

Total fixed maturity investments	9,143,231	345,395	5,052,108	2,148,273	2,288,245

Equity securities:
Consumer	—	—	5,366	—	(5,366)
Preferred stock	112,994	—	—	—	112,994

Total equity securities	112,994	—	5,366	—	107,628
Short-term investments	—	—	—	—	—
Embedded derivatives - reinsurance contracts	—	128,318		5,467	122,851

Total assets	$9,256,225	$473,713	$5,057,474	$2,153,740	$2,518,724

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$436,270	$—	$63,997	$372,273
Reinsurance contracts	—	86,276	—	—	86,276

Total liabilities	$—	$522,546	$—	$63,997	$458,549

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2021 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2021	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2021	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,673,549	$(16,969)	$6,987	$2,045,111	$326,788	$13,035,466	$(193)	$26,562
Municipal obligations	9,791	—	(182)	(143)	—	9,466	—	(182)
Commercial mortgage-backed	6,354	12	(186)	(2,752)	728	4,156	—	(225)
Collateralized loan obligations	981,678	(57)	2,581	1,371,096	846,167	3,201,465	—	355
Redeemable preferred stock	369,404	(703)	24,685	(135,000)	—	258,386		19,629
Other asset backed	2,005,307	(1,599)	37,684	(301,347)	(4,691)	1,735,354	—	(5,000)

Total fixed maturity investments	14,046,083	(19,316)	71,569	2,976,965	1,168,992	18,244,293	(193)	41,139

Equity securities:
Consumer	501	21,655	—	1,268	25,000	48,424	7,563	—
Preferred stock	204,721	34,018	—	—	19,700	258,439	34,018	—

Total equity securities	205,222	55,673	—	1,268	44,700	306,863	41,581	—
Short-term investments	5,346	—	584	20,410	—	26,340	—	530
Other invested assets	—	35,177	—	25,936	—	61,113	35,177
Embedded derivatives -reinsurance contracts	3,340	(1,030)	—	460,377	—	462,687	—
Separate account assets(2)	1,866,500	31,200	—	—	—	1,897,700	—	—

Total assets	$16,126,491	$101,704	$72,153	$3,484,956	$1,213,692	$20,998,996	$76,565	$41,669

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$12,169	$(2,885)	$—	$—	$—	$9,284	$—	$—
Funds withheld liability	7,508	27,900	—	82,112	—	117,520	—	—
Fixed index annuity contracts	1,760,729	144,416	—	331,705	—	2,236,850	—	—

Total liabilities	$1,780,406	$169,431	$—	$413,817	$—	$2,363,654	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)

Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2021 is as follows:

	Purchases	Issuances	Sales	Settlements	Net

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,553,488	$210,171	$5,127,485	$591,063	$2,045,111
Municipal obligations	—	—	—	143	(143)
Commercial mortgage-backed	—	—	—	2,752	(2,752)
Collateralized loan obligations	2,531,382	—	14,504	1,145,782	1,371,096
Other asset backed	38,483	4,287	39,207	304,910	(301,347)
Redeemable preferred stock	89,745	—	224,745	—	(135,000)

Total fixed maturity investments	10,213,098	214,458	5,405,941	2,044,650	2,976,965
Equity securities:
Consumer	26,268	—	25,000	—	1,268
Preferred stock	204,400	—	204,400	—	—

Total equity securities	230,668	—	229,400	—	1,268
Short-term investments	26,121	58	—	5,769	20,410
Other derivatives	—	25,936	—	—	25,936
Embedded derivatives - reinsurance contracts	—	460,604	—	227	460,377

Total assets	$10,469,887	$701,056	$5,635,341	$2,050,646	$3,484,956

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$383,059	$—	$51,354	$331,705
Funds withheld liability	—	82,112	—	—	82,112

Total liabilities	$—	$465,171	$—	$51,354	$413,817

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Transfers

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2022 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$2,000,072	$—
Municipal obligations	14,093	—
Collateralized loan obligations	61,660	(77,500)
Redeemable preferred stock	25,000	—

Total fixed maturity investments	$2,100,825	$(77,500)

Short-term investments	—	(26,340)

Total assets	$2,100,825	$(103,840)

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2021 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$326,788	$—
Collateralized debt obligations	1,079	(351)
Collateralized loan obligations	846,167	—
Other asset backed	45,000	(49,691)

Total fixed maturity investments	$1,219,034	$(50,042)

Equity securities:
Consumer	$25,000	$—
Preferred stock	19,700	—

Total equity securities	$44,700	$—

The majority of the assets transferred into Level 3 during 2022 and 2021 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2022 and 2021 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2021
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)

	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,705,191	Discount Model	Credit Spread	69 - 1836 [347] basis points (bps)
	103,333		Discount Rate	3.26% - 10.50% [4.54%]
	16,496		Weighted Average Cost of Capital	6.75%
	1,642		Yield	3.40%
	1,146,903	Waterfall	Cashflows
	828,731	Spread Duration	Credit Spread	254 - 767 [377] bps
	1,166	Market Comparables	Broadcast cash flow (BCF) multiple	6.62x
Municipal obligations	9,466	Discount Model	Credit Spread	413 bps
Collateralized loan obligations	48,956	Discount Model	Discount Rate	3.00% - 10.00% [7.32%]
	446	Residual Equity	Residual Equity
Redeemable preferred stock	105,485	Market Comparables	Price/Book Multiple	1.25x
Other asset backed	1,036,376	Discount Model	Credit Spread	206 - 1278 [336] bps
	492,299		Market Yield	2.79% - 9.25% [4.43%]
	28,400		Discount Rate	1.76%
	19,947	Spread Duration	Credit Spread	116 bps

Total fixed maturity investments	14,544,837
Short-term investments	19,204	Discount Model	Credit Spread	236 - 485 [329] bps
	1,166	Spread Duration	Credit Spread	767 bps
Equity securities:
Common stock - Financial	38,685	Market Comparables	Price/Adjusted Funds from Operations Average Cap Rate	19.14x 4.80%
Preferred stock	20,520	Discount Model	Credit Spread	458 bps

Total equity securities	59,205
Embedded derivatives - reinsurance contracts	462,687	See Note (1)
Separate account assets	1,897,700	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See Note (3)

Total assets	$16,984,799	See Note (2)

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$9,284	Discounted Cash Flow	Own credit spread	1.35%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	117,520	See Note (1)
Fixed index annuity contracts	2,236,850	Discounted Cash Flow	Own credit spread	2.26%
			Risk margin	0.05% - 0.24%

Total liabilities	$2,363,654

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative.
(2)	The tables above exclude certain securities for which the fair value of $536.5 million and $4,157.9 million as of December 31, 2022 and 2021, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2022 and 2021 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Measurement Alternative for Measuring Equity Investments

The Company accounts for certain equity investments without readily determinable fair values under the measurement alternative. There were no impairments or adjustments to the carrying value for the years ended December 31, 2022 and 2021.

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:

	December 31, 2022
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets (liabilities)
Mortgage loans	$785,987	$745,541	$—	$—	$745,541
Notes receivable from related parties	1,692,107	1,692,107	—	1,632,087	60,020
Policy loans	66,308	66,374	—	—	66,374
Business-owned life insurance	24,331	24,331	—	—	24,331
Company-owned life insurance	43,481	43,481	—	—	43,481
Supplementary contracts without life contingencies	(136,361)	(127,034)	—	—	(127,034)
Individual and group annuities	(8,447,826)	(7,938,252)	—	—	(7,938,252)
Debt from consolidated VIEs	(148,779)	(198,585)	—	—	(198,585)
Surplus notes	(115,367)	(111,141)	—	—	(111,141)
Separate account liabilities	(5,131,121)	(5,131,121)	(3,025,821)	—	(2,105,300)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2021
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

	(In Thousands)
Assets (liabilities)
Mortgage loans	$998,900	$1,026,022	$—	$—	$1,026,022
Notes receivable from related parties	2,834,303	2,834,303	—	2,605,228	229,075
Policy loans	68,386	68,455	—	—	68,455
Business-owned life insurance	23,845	23,845	—	—	23,845
Company-owned life insurance	52,324	52,324	—	—	52,324
Supplementary contracts without life contingencies	(181,501)	(182,098)	—	—	(182,098)
Individual and group annuities	(8,579,990)	(8,717,364)	—	—	(8,717,364)
Debt from consolidated VIEs	(192,429)	(375,522)	—	—	(375,522)
Surplus notes	(116,379)	(146,639)	—	—	(146,639)
Mortgage debt	(2,087)	(2,087)	—	—	(2,087)
Separate account liabilities	(5,707,444)	(5,892,007)	(3,994,307)	—	(1,897,700)

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $688.7 million, of which $31.5 million is with related parties, as of December 31, 2022, as required by the general partner. The Company had committed up to $4,044.4 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2022, of which $967.8 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $1,876.4 million as of December 31, 2022.

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $548.0 million, of which $9.8 million is with related parties, as of December 31, 2021, as required by the general partner. The Company had committed up to $3,744.0 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2021, of which $675.5 million is with related parties or securitizations in which related parties act as collateral managers.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Other legal and regulatory matters: SBLIC is a defendant in a putative class action, Ella Clinton, et al., v. Security Benefit Life Insurance Company, initially filed in the United States District Count, Southern District of Florida, on November 20, 2019. A First Amended Class Action Complain (“FAC”) that includes additional named plaintiffs and causes of action was filed on January 21, 2020. The action was transferred to the United States District Court, District of Kansas. The allegations of the FAC arise out of the marketing and sale of SBLIC’s Secure Income Annuity and Total Value Annuity products. In their FAC, Plaintiffs assert claims for violation of the federal Racketeer Influenced and Corrupt Organizations Act, violations of California’s, Illinois’, Arizona’s and Nevada’s respective unfair competition, consumer fraud, and/or deceptive business practices acts, and common law fraud under the laws of Florida, California, Illinois, Arizona and Nevada. SBLIC’s motion to dismiss was granted without prejudice on February 12, 2021. Plaintiffs filed a notice of appeal to the United States Court of Appeals Tenth Circuit on February 19, 2021. On March 28, 2023, the Tenth Circuit reversed the District Court’s dismissal of the case and remanded the case back to the District Court of Kansas for further proceedings. The decision was not based on the merits of any issue, but rather assumed that the allegations were correct and held that the allegations were adequate to require that an evidentiary record be developed with respect to them before the District Court and upon which a decision should be based. Although potential liability is reasonably possible, no reasonable estimate can be made at this time regarding the amount or range of any possible loss that may result from this suit. SBLIC believes that it has substantial defenses to the claims alleged and intends to vigorously defend itself in the action.

The Company is periodically party to legal and arbitral proceedings and subject to complaints, and the like, and is periodically examined by its regulators and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which the Company is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt

Line of credit

At December 31, 2022, the Company has access to a $154.4 million line of credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (4.33% at December 31, 2022). The Company had no borrowings under this line of credit at December 31, 2022 and 2021. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2022.

Surplus notes

The Company has outstanding surplus notes with a carrying value of $115.4 million and $116.4 million at December 31, 2022 and 2021, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt (continued)

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:

	Year Ended December 31,
	2022	2021	2020

	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,438	$6,492	$6,543
Debt from consolidated VIE interest	37,622	2,088	39,715
Notes payable related to commission assignments interest	—	—	356
Note payable - SAILES 2, LLC interest	14	14	14
Mortgage debt interest	(175)	(166)	65

Total debt/notes payable interest	43,899	8,428	46,693
Repurchase agreement interest	28,795	241	—
Other interest	8,350	523	1,958

Total	$81,044	$9,192	$48,651

17. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).

The Company reported amounts receivable from parent, subsidiaries and related parties of $2.9 million and $2.3 million at December 31, 2022 and 2021. The Company reported amounts payable to parent, subsidiaries and related parties of $21.5 million and $22.1 million at December 31, 2022 and 2021, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2022 and 2021, the Company had the following investments in related parties with interest rates ranging from 4.9% to 11.2% and maturity dates ranging from January 2023 through December 2023. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2022	2021

	(In Thousands)
Chain Bridge Opportunistic Funding Holdings, LLC	$413,000	$642,000
Dawn Acres III, LLC	341,000	263,000
Weary Blues Holdings, LLC	360,921	515,000
Other	577,186	1,414,303

	$1,692,107	$2,834,303

As of December 31, 2022 and 2021, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $335.9 million and $456.7 million, respectively.

As of December 31, 2022 and 2021, the Company had investments in joint ventures and partnerships of $1,664.7 million and $1,794.7 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. As such, these investments are considered to be with related parties.

Effective November 30, 2021, the Company entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and FIA liabilities to SkyRidge Re (see Note 10). The Company also entered into an investment management agreement with SkyRidge Re to manage its investments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2022 and 2021, the Company had the following individually material investments in securitizations in which related parties act as collateral managers. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager in the case of non-performance on the unrelated assets. These investments are included in fixed maturity investments available for sale and short-term investments on the consolidated balance sheets.

	December 31,
	2022	2021

	(In Thousands)
Cedar Crest 2021-1, LLC	$693,891	$772,041
Cedar Crest 2021-2, LLC	723,375	797,910
Cedar Crest 2022-1, LLC	736,992	—
Maranon Loan Funding 2022-1 LLC	359,312	—
Shawnee 2021-1, LLC	608,108	767,178
Shawnee 2022-1, LLC	755,159	—
Other	784,871	3,397,514

As of December 31, 2022 and 2021, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets:

	December 31,
	2022	2021

	(In Thousands)
American Media Productions, LLC	$333,704	$400,000
Banner Creek Bridge, LLC	342,000	160,000
BH Luxury Residences, LLC	593,213	507,228
Cain International, LLC	1,262,098	1,219,358
Eldridge Equipment Finance, LLC	325,867	181,834
LAISAH, LLC	533,150	458,906
Mirror Media IP Holdings, LLC	293,234	293,950
Oasis BH, LLC	367,110	335,480
Stonebriar Holdings, LLC	390,970	85,000
Other	10,222,009	8,895,223

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $124.1 million, $125.5 million and $108.3 million for the years ended December 31, 2022, 2021 and 2020, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

The Company invests in CLOs managed by CBAM Partners, LLC and Maranon Capital, L.P. The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or “equity” tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $19.2 million and $53.7 million for the years ended December 31, 2022 and 2021, respectively.

The Company received $21.0 million, $23.4 million and $21.1 million for the years ended December 31, 2022, 2021 and 2020, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues in the consolidated statements of operations.

The Company paid fees of $203.0 million, $188.6 million and $169.5 million for the years ended December 31, 2022, 2021 and 2020, respectively, to SBBS for providing management and administrative services.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company paid fees of $19.1 million, $22.1 million and $20.3 million for the years ended December 31, 2022, 2021 and 2020, respectively, to SE2, LLC (a subsidiary of SBC), and various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses in the consolidated statements of operations.

The Company paid interest of $0.0 million, $0.0 million and $62.9 million for the years ended December 31, 2022, 2021 and 2020, respectively, to related parties on VIE debt and other loans with related parties.

In December 2021, the Company completed a transaction involving related parties to dispose of investments in certain CFEs with a fair value of $324.5 million at the transaction date. As a result, the Company recognized realized gains of $150.4 million, as well as an increase in VIE Debt of $183.3 million. As part of this transaction, the Company issued collateral loan investments to Brookville Industries, LLC and Meadowlark Funding, LLC, both related parties.

The Company received $300.0 million and $200.0 million in capital contributions from SBLH during 2022 and 2021, respectively. The Company paid $100.0 million and $0.0 million in dividends to SBLH during 2022 and 2021, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized.

Effective January 1, 2020, the Kansas Commissioner approved the Company changing its reserving valuation basis for fixed index annuities using AG43 to AG33 and permitted the Company to recognize the reserve impact over 2020 and 2021.

From 2011 through the first quarter of 2014, the Company had commission assignment arrangements in place with respect to certain of its FIAs (“Commission Assignment”). Under these arrangements, the Company assigned to third-parties, the obligation to pay commission on such policies, and paid such third-parties a level commission over time, but only if the policy was in

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

force at the policy anniversary. The last of the Company’s Commission Assignment level payment obligations will end in early 2024. The Company had not recorded a liability for future amounts paid under its Commission Assignments as the “obligating events” (premium payments and policy persistency) had not yet occurred. Effective December 31, 2021, the NAIC revised its interpretation of SSAP No. 71 stating that when a commission is prepaid by another party, commission expenses must be recognized immediately for all future commission liabilities. The implementation of this interpretation requires the recognition of any unpaid Commission Assignment liabilities, plus interest, with the corresponding adjustment being reflected in reduction to surplus as a change in accounting principle. The Company sought, and received, from the Kansas Insurance Department a permitted practice to permit it to delay recording an initial Commission Assignment liability from December 31, 2021 through September 30, 2022.

The consolidated after tax impact on SBLIC statutory surplus of these permitted practices, which are no longer in effect as of December 31, 2022, was to increase statutory net income $96.6 million for the year ended December 31, 2021.

Redundant statutory reserves relating to GLWB benefits on FIA contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $562.2 million and $521.4 million as of December 31, 2022 and 2021, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.

SBLIC total adjusted capital, including surplus notes (see Note 16), was $6,222.9 million and $5,557.7 million at December 31, 2022 and 2021, respectively. Statutory net income of the insurance operations was $358.0 million, $987.8 million, and $426.3 million for the years ended December 31, 2022, 2021, and 2020, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.

SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2022, SD had net capital of $26.9 million, which was $26.5 million in excess of its required net capital of $0.4 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 0.2 to 1 at December 31, 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

19. Subsequent Events

Subsequent events have been evaluated through April 26, 2023, which is the date the financial statements were issued.

In February 2022, the Company received a $435.0 million capital contribution from its parent, SBLH.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2022, 2021 and 2020

Ernst & Young LLP One Kansas City Place Suite 2500 1200 Main Street Kansas City, MO 64105-2143	Tel: +1 816 474 5200 Fax: +1 816 480 5369 ey.com

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2022 and 2021, for each of the three years in the period ended December 31, 2022, and have issued our report thereon dated April 26, 2023 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2023

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2022

	December 31, 2022
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party

	(In Thousands)
Securities available for sale:
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$47,174	$43,978	$43,978
Obligations of government-sponsored enterprises	130,283	117,835	117,835
Corporate	4,821,072	4,505,015	4,505,015
Municipal obligations	18,752	16,115	16,115
Commercial mortgage-backed	61,458	55,019	55,019
Residential mortgage-backed	15,830	14,257	14,257
Collateralized debt obligations	6,618	7,805	7,805
Collateralized loan obligations	8,866,277	7,972,240	7,972,240
Other asset backed	1,664,298	1,552,927	1,552,927

Total fixed maturity investments	$15,631,762	$14,285,191	$14,285,191

Equity securities:
Consumer	$319,327	$295,966	$295,966
Mutual funds	5,502	4,218	4,218
Preferred stocks	154,486	122,975	122,975

Total equity securities	$479,315	$423,159	$423,159

Securities Fair Value Option:
Fixed maturities	$63,506	$51,955	$51,955

Mortgage loans	447,439	413,850	447,439
Cash and cash equivalents	1,276,213	1,276,213	1,276,213
Short-term investments	314,084	314,084	314,084
Call options	330,501	330,501	330,501
Other invested assets	539,375	539,375	539,375

	$19,082,195	$17,634,328	$17,667,917

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2022 and 2021

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable

	(In Thousands)
As of December 31, 2022:
Life insurance	$1,301,251	$35,531,824	$—	$2,717,324
As of December 31, 2021:
Life insurance	779,546	34,308,258	—	2,936,672

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses

	(In Thousands)
As of December 31, 2022:
Life insurance	$237,203	$2,038,760	$179,347	$70,927	$476,972
As of December 31, 2021:
Life insurance	235,928	1,943,765	1,195,704	192,826	405,445

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Years Ended December 31, 2022, 2021 and 2020

	December 31, 2022
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,821,246	$1,815,389	$70,117	$75,974	92%
Premiums:
Life insurance	17,943	17,944	10,303	10,303	100
Annuity	5,197,194	1,275,247	12,842	3,934,789	0
Accident and Health Insurance	—	—	55	55	—

Total premiums	$5,215,137	$1,293,191	$23,200	$3,945,147	1%

	December 31, 2021
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,903,739	$1,897,225	$84,672	$91,186	93%
Premiums:
Life insurance	18,763	18,763	2,772	2,772	100
Annuity	4,368,317	147,680	10,616	4,231,253	0
Accident and Health Insurance	—	—	2	2	—

Total premiums	$4,387,080	$166,443	$13,390	$4,234,027	0%

	December 31, 2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,989,403	$1,983,608	$80,412	$86,207	93%
Premiums:
Life insurance	19,797	19,797	3,049	3,049	100
Annuity	4,481,273	19,588	9,914	4,471,599	0

Total premiums	$4,501,070	$39,385	$12,963	$4,474,648	0%